UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2021

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

TechPrecision Corporation (the “Company”) previously filed a Current Report on Form 8-K on August 30, 2021 (the “Initial Report”) to report the completion of the Company’s acquisition of STADCO, a company in the business of manufacturing high-precision parts, assemblies and tooling for aerospace, defense, research and commercial customers (the “Acquisition”), pursuant to that certain stock purchase agreement (as amended, the “SPA”) with Stadco New Acquisition, LLC (“Acquisition Sub”), STADCO, Stadco Acquisition, LLC (“Holdco”) and each stockholder of Holdco. On August 25, 2021, pursuant to the SPA, and upon the terms and subject to the conditions therein, the Company, through Acquisition Sub, acquired all of the issued and outstanding capital stock of STADCO from Holdco.

The purpose of this Current Report on Form 8-K/A (the “Amended Report”) is to amend Items 9.01(a) and 9.01(b) of the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(3) and 9.01(b)(2). This Amended Report does not amend any other item of the Initial Report and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Amended Report. This Amended Report should be read in connection with the Initial Report.

The pro forma financial information included in this Amended Report has been presented for informational purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been had the Acquisition been completed as of the dates indicated or will be for any future periods.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

STADCO’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations, stockholder’s deficit and cash flows for each of the years in the two-year period ended December 31, 2020, the related notes and the report of Baker Tilly US, LLP, independent registered accounting firm, dated November 3, 2021 are filed as Exhibit 99.1 to this Amended Report and are incorporated herein by reference.

STADCO’s unaudited consolidated balance sheet as of June 30, 2021 and audited consolidated balance sheet as of December 31, 2020, the related unaudited consolidated statements of operations, stockholder’s deficit and cash flows for each of the six months ended June 30, 2021 and 2020 and the related notes are filed as Exhibit 99.2 to this Amended Report and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed statement of operations of the Company for the year ended March 31, 2021 (combining the TechPrecision Corporation financial information for the fiscal year ended March 31, 2021 and STADCO financial information for the fiscal year ended December 31, 2020), giving effect to the Company’s acquisition of STADCO, is filed as Exhibit 99.3 to this Amended Report and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended June 30, 2021 (combining the TechPrecision Corporation financial information for the quarter ended June 30, 2021 and the STADCO financial information for the quarter ended March 31, 2021), giving effect to the Company’s acquisition of STADCO, is filed as Exhibit 99.3 to this Amended Report and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Baker Tilly US, LLP.
99.1	STADCO audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations, stockholder’s deficit and cash flows for each of the years in the two-year period ended December 31, 2020, the related notes and the report of Baker Tilly US, LLP, independent registered accounting firm, dated November 3, 2021.
99.2	STADCO unaudited consolidated balance sheets as of June 30, 2021 and audited consolidated balance sheet as of December 31, 2020, the related unaudited consolidated statements of comprehensive income (loss), stockholder’s deficit and cash flows for each of the six months ended June 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2021 and notes to unaudited pro forma condensed combined financial information; unaudited pro forma condensed combined statement of operations for the three months ended June 30, 2021; unaudited pro forma condensed combined balance sheet as of June 30, 2021; and notes to unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: November 15, 2021	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer